Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT

dated March 24, 2009

for

MONTPELIER REINSURANCE LTD.

as Company

MONTPELIER RE HOLDINGS LTD.

as Parent

MONTPELIER CAPITAL LIMITED

as Account Party

with

THE ROYAL BANK OF SCOTLAND PLC AND ING BANK N.V., LONDON BRANCH

as Original Lenders and Mandated Lead Arrangers

and

THE ROYAL BANK OF SCOTLAND PLC

acting as Agent and Security Trustee

relating to a standby letter of credit facility agreement dated 21 June 2007

(as amended on 26 June 2007 and as further amended and restated on 27 October 2008)

Linklaters LLP

THE SCHEDULES

SCHEDULE	PAGE

SCHEDULE 1 Conditions precedent	4
SCHEDULE 2 Form of Amended Agreement	6

THIS AGREEMENT is dated March 24, 2009 and made between:

(1)                            MONTPELIER REINSURANCE LTD. as company (the “Company”);

(2)                            MONTPELIER RE HOLDINGS LTD. as parent (the “Parent”);

(3)                            MONTPELIER CAPITAL LIMITED as account party (the “Account Party”);

(4)                            THE ORIGINAL LENDERS as defined in the Original Facility Agreement;

(5)                            THE ROYAL BANK OF SCOTLAND PLC and ING BANK N.V., LONDON BRANCH as mandated lead arrangers (whether acting together or individually, the “Arranger”);

(6)                            THE ROYAL BANK OF SCOTLAND PLC as agent of the Finance Parties (the “Agent”); and

(7)                            THE ROYAL BANK OF SCOTLAND PLC as security trustee of the Finance Parties (the “Security Trustee”).

IT IS AGREED as follows:

1.                              DEFINITIONS AND INTERPRETATION

1.1                        Definitions

In this Agreement:

“Amended Agreement” means the Original Facility Agreement, as amended and restated in the form set out in Schedule 2 (Form of Amended Agreement).

“Effective Date” means the date of the notification by the Agent under Clause 2 (Conditions precedent).

“Existing Letter of Credit” means the £105,000,000 Letter of Credit number T403936 issued by The Royal Bank of Scotland plc on 26 November 2008.

“Original Facility Agreement” means the £110,000,000 standby letter of credit facility agreement dated 21 June 2007 between, amongst others, the Company, the Parent, the Account Party, the Original Lenders, the Agent and the Security Trustee, as amended on 26 June 2007 and as further amended and restated on 27 October 2008.

“Party” means a party to this Agreement.

1.2                        Incorporation of defined terms

(a)                            Unless a contrary indication appears, terms defined in the Original Facility Agreement have the same meaning in this Agreement.

(b)                           The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3                        Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.4                        Designation

In accordance with the Original Facility Agreement, each of the Company and the Agent designate this Agreement as a Finance Document.

2.                              CONDITIONS PRECEDENT

The provisions of Clause 4 (Amendment) shall be effective only if, on the date of this Agreement the Agent has received all the documents and other evidence listed in Schedule 1 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Company and the Lenders promptly upon being so satisfied.

3.                              REPRESENTATIONS

3.1                        Original Facility Agreement

Each Obligor makes the Repeating Representations by reference to the facts and circumstances existing:

(a)                                   on the date of this Agreement; and

(b)                                  on the Effective Date,

save that references in Clause 17 (Representations) of the Original Facility Agreement to “the Finance Documents” shall also include this Agreement and, on the Effective Date, the Amended Agreement.

3.2                        Validity of Security

The Company represents and warrants to the Agent and the Security Trustee on the date of this Agreement and on the Effective Date that the Security given by it to the Security Trustee pursuant to the Security Agreement and the Control Agreement shall continue in full force and effect and, on and from the Effective Date, shall continue to secure the Secured Obligations.

4.                              AMENDMENT

4.1                        Amendment

With effect from the Effective Date the Original Facility Agreement shall be amended and restated in the form set out in Schedule 2 (Form of Amended Agreement).

4.2                        Continuing obligations

(a)                           The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

(b)                           Nothing in this Agreement, the Amended Agreement or any other document entered into in connection with this Agreement or the Amended Agreement shall affect or invalidate the discharge, performance, payment or satisfaction on or prior to the date of this Agreement of any matter, action, requirement, obligation or liability arising under on in respect of the Original Facility Agreement and/or any Finance Document connected with it.

5.                              TRANSACTION EXPENSES

The Company shall promptly on demand reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.                              FEES

6.1                        Facility fee

The Company shall pay to the Original Lenders a facility fee in the amount and at the times agreed in a Fee Letter.

6.2                        Commitment fee

The commitment fee payable pursuant to Clause 10.1 (Commitment fee) of the Original Facility Agreement will be payable by the Company to the Effective Date. The Company will pay accrued commitment fee in sterling on the Effective Date in respect of the period from the last day of the most recent successive interest period of three months to the Effective Date. With effect from the Effective Date, commitment fee will be payable in accordance with Clause 10.1 (Commitment fee) of the Amended Agreement.

6.3                        Letter of Credit Fee

The Letter of Credit Fee payable pursuant to Clause 10.2 (Letter of Credit Fee) of the Original Facility Agreement will be payable by the Company to the Effective Date. The Company will pay accrued Letter of Credit Fee in sterling on the Effective Date in respect of the period from the last day of the most recent successive interest period of three months to the Effective Date. With effect from the Effective Date, Letter of Credit Fee will be payable in accordance with Clause 10.2 (Letter of Credit Fee) of the Amended Agreement.

7.                              MISCELLANEOUS

7.1                        Incorporation of terms

The provisions of Clause 30 (Notices) and Clause 37 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” are references to this Agreement.

7.2                        Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.                              GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.                              Obligors

(a)                            A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory of each relevant Obligor certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)                           A copy of a resolution of the board of directors of each Obligor:

(i)                                      approving the terms of, and the transactions contemplated by, this Agreement and, if applicable, the Fee Letter and resolving that it execute this Agreement and, if applicable, the Fee Letter; and

(ii)                                   authorising a specified person or persons to execute this Agreement and, if applicable, the Fee Letter on its behalf.

(c)                            A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above, where not already held by the Agent.

(d)                           A certificate of the Company (signed by a director) confirming that borrowing the Total Commitments (as defined in the Amended Agreement) would not cause any borrowing or similar limit binding on it to be exceeded.

(e)                            A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this paragraph 1 of Schedule 1 is a correct and complete copy of the original and the original document is in full force and effect as at a date no earlier than the date of this Agreement.

(f)                              In relation to each Obligor incorporated in Bermuda, a certificate of compliance in form and substance satisfactory to the Agent.

2.                              Legal opinions

(a)                            A legal opinion of Linklaters LLP, legal advisers to the Arranger, the Security Trustee and the Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)                           A legal opinion of Mello Jones & Martin, legal advisers to the Arranger, the Security Trustee and the Agent in Bermuda, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)                            A legal opinion of Cravath, Swaine & Moore LLP, legal advisers to the Company, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

3.                              Other documents and evidence

(a)                            A copy of this Agreement and the Fee Letter, duly executed by the Obligors.

(b)                           A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

(c)                            Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 5 (Transaction expenses) and Clause 6 (Fees) have been paid or will be paid on or before the Effective Date.

(d)                           A statement provided by the Bank of New York in relation to the value of the collateral in the Collateral Account as at the date of the acknowledgement referred to in paragraph (e) below.

(e)                            A copy of a notice signed by the Company and an acknowledgement by the Bank of New York in relation to the increase of the Total Commitments.

(f)                              An acknowledgment and reaffirmation of the Security Documents signed by the Company in relation to the increase in the Total Commitments.

SCHEDULE 2

FORM OF AMENDED AGREEMENT

SIGNATURES

The Company

/s/ MONTPELIER REINSURANCE LTD.

The Parent

/s/ MONTPELIER RE HOLDINGS LTD.

The Account Party

/s/ MONTPELIER CAPITAL LIMITED

The Original Lenders

/s/ THE ROYAL BANK OF SCOTLAND PLC

/s/ ING BANK N.V., LONDON BRANCH

The Arranger

/s/ THE ROYAL BANK OF SCOTLAND PLC

/s/ ING BANK N.V., LONDON BRANCH

The Agent

/s/ THE ROYAL BANK OF SCOTLAND PLC

The Security Trustee

/s/ THE ROYAL BANK OF SCOTLAND PLC